UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20002 North 19th Avenue
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On Tuesday, May 18, 2021, the Company held its Annual Meeting of Stockholders. The matters voted upon at the 2021 Annual Meeting of Stockholders and the results of such voting are set forth below.

Proposal No. 1:	The Company's stockholders elected two Class I directors, each to serve a term of two years:
		For	Withheld	Broker Non-Votes
	Gary Knight	131,731,676	10,622,409	11,808,019
	Kathryn Munro	132,913,507	9,440,578	11,808,019

Proposal No. 2:	The Company's stockholders approved, on an advisory, non-binding basis, the Company's executive compensation:
	For	Against	Abstain	Broker Non-Votes
	139,819,350	2,399,646	135,089	11,808,019

Proposal No. 3:	The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2021:
	For	Against	Abstain
	153,668,278	411,075	82,751

Proposal No. 4:	The Company’s stockholders voted for a stockholder proposal regarding simple majority vote:

	For	Against	Abstain	Broker Non-Votes
	121,446,789	20,672,599	234,697	11,808,019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	May 19, 2021	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer